ATTACHMENT: CHANGE IN ACCOUNTING PRINCIPLE AND PRACTICES

Re: Great Lakes Bond Fund

File No.: 811-22525

In March 2017, the FASB issued ASU 2017"08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310"20): Premium Amortization on Purchased Callable Debt Securities ("ASU 2017"08"). The amendments in the ASU 2017"08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU 2017" 08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU 2017" 08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has adopted these amendments as currently required and these are reflected in the Fund's financial statements and related disclosures.

The adoption of ASU 2017"08 represents a change in accounting principle for the Fund. Prior to the adoption, the Fund amortized premium on callable debt securities utilizing a yield"to"maturity methodology.

The Fund adopted ASU 2017"08 using the modified retrospective approach with an effective date of January 1, 2019.

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